UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 16, 2008
Financial Institutions, Inc.
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 585-786-1100
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(1)	Approval of Restricted Share Awards for Fiscal Year 2008 Performance Period

On January 16, 2008 the Management Development and Compensation Committee approved and awarded grants of restricted shares under the 1999 Management Stock Incentive Plan, as amended July 26, 2006, to eleven key officers of the Company, including the named executive officers set forth in the chart below. Both a performance requirement and a service requirement must be satisfied before the participant becomes vested in the shares. The performance period for the awards is the Company’s fiscal year ending on December 31, 2008. Subject to the service requirements, each participant may earn between 92% and 100% of the restricted shares if between 95% and 103% of three performance targets are satisfied. If a performance target is not at least 95% satisfied the shares tied to that performance target will be immediately forfeited. Subject to the service requirements, achievement of 95% of a performance target will result in vesting 92% of the shares associated with the target, achievement of 100% will result in 97% vesting, and achievement of 103% will result in 100% vesting. These requirements and service requirements are outlined in the form of Restricted Stock Award Agreement. Set forth below is the number of restricted shares granted to the named executive officers of the Company (i.e. the number of shares that would be earned based upon achievement of 103% of the performance targets):

		Target Number
Name of Executive		of Restricted
Officer	Title	Shares
Peter G. Humphrey	President and CEO	6,000
George D. Hagi	EVP and Chief Risk Officer	5,500
Ronald A. Miller	EVP and Chief Financial Officer	5,500
James T. Rudgers	EVP and Chief of Community Banking	5,500
Kevin B. Klotzbach	SVP and Treasurer	5,000
In addition to the 27,500 restricted shares awarded to the five above-named executive officers 24,000 restricted shares were awarded to six other key officers of the Company.

(2)	Approval of Form of Restricted Stock Award Agreement

On January 16, 2008 the Management Development and Compensation Committee approved the form of Restricted Stock Award Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Each Restricted Stock Award Agreement provides for the grant of a target number of restricted shares. The shares will vest or be forfeited based on the Company’s achievement, during the applicable performance period, of three performance measures and satisfaction of service requirements. The performance measures for 2008 and the percentage weighting of each performance measure relative to the total target award is as follows:

Performance Measure	Percentage Weighting
Earnings Per Share	60%
Net Charge Offs	20%
Efficiency Ratio	20%
Shares earned based on performance requirement must also satisfy the service requirement, as follows:
(1)	If the participant remains in continuous employment with the Company or one of its subsidiaries until the second anniversary of the date of the grant, 50% of the shares that satisfy the performance requirement will vest, and

(2)	If the participant remains in continuous employment with the Company or one of its subsidiaries until the third anniversary of the date of grant, the remaining 50% of the shares that satisfy the performance requirement will vest.
Except as provided below, if the participant ceases to be employed by the Company before the shares vest under the service vesting schedule the shares shall be immediately forfeited.
Notwithstanding the foregoing, and subject to the Committee’s discretion under the terms of the Plan, if prior to the date the shares vest under the performance and service vesting requirements set forth above there is a Change in Control (as that term is defined in the Plan) of the Company, all of the unvested shares that have not been forfeited shall fully vest as of the date of the Change in Control. Notwithstanding the foregoing, if prior to the date the shares vest under the service vesting requirement the participant’s employment with the Company terminates by reason of the participant’s retirement on or after age 62, death, or disability, all shares that have vested under the performance requirement but have not yet vested under the service requirement shall immediately vest. Other than the special rule set forth above for a Change in Control, shares that are subject to a performance requirement that is not satisfied shall be forfeited.
(3)	Approval of 2008 Annual Management Incentive Plan

On January 16, 2008 the Management Development and Compensation Committee approved the 2008 Annual Management Incentive Plan. Under the plan Earnings Per Share (“EPS”) for the fiscal year ending December 31, 2008 was approved as the financial goal. Eligible participants in the plan were divided into six tiers with target incentives as a percentage of base pay differing by tier. For participants in Tiers 1 and 2 100% of the target incentive is based on the EPS financial goal. For participants in Tiers 3, 4, 5 and 6 50% of the target incentive is based on the EPS financial goal and 50% of the target incentive is based on individual goals as determined by executive management. At least 90% of the EPS goal must be achieved in order to receive any portion of the participant’s target incentive attributed to the EPS financial goal. For participants in Tiers 3, 4, 5 and 6 for any portion of the individual goal to be paid the EPS financial goal must be at least 80% achieved and the individual goals must be at least 70% achieved. All incentives are further subject to application of an individual modifier being applied to the calculated incentive. The modifier can range from reducing the incentive to zero or increasing the incentive by no more than 25%. For achievement of the EPS goal between 90% and 100% the participant will receive a prorated portion of the incentive attributed to the EPS goal. At 100% of the goal the incentive will be 100% of the target incentive as a percentage of base pay and at 90% it will be 50% of the target percentage as a percentage of base pay. Between 90% and 100% the target incentive as a percentage of base pay will be prorated. The following table summarizes the plan for each of the six tiers:

Target Incentive As A Percentage of Base Pay At Various Goal Achievement Levels
Goal Achievement %	<70%	70%	<90%	90%	100%	120%	Max
Tier 1-EPS			0%	25%	50%	80%	100%
Tier 2-EPS			0%	20%	40%	64%	80%

Tier 3-EPS	0%	0%		7.5%	15%	15%
Tier 3-Individual*	0%	10.5%		13.5%	15%	15%

Tier 3-Total	0%	10.5%		21.0%	30%	30%	37.5%

Tier 4-EPS	0%	0%		5%	10%	10%
Tier 4-Individual*	0%	7%		9%	10%	10%

Tier 4-Total	0%	7%		14%	20%	20%	25%

Tier 5-EPS	0%	0%		2.5%	5%	5%
Tier 5-Individual*	0%	3.5%		4.5%	5%	5%

Tier 5-Total	0%	3.5%		7.0%	10%	10%	12.5%

Tier 6-EPS	0%	0%		1.25%	2.5%	2.5%
Tier 6-Individual*	0%	1.75%		2.25%	2.5%	2.5%

Tier 6-Total	0%	1.75%		3.50%	5.0%	5.0%	6.25%

*	EPS Goal must be at least 80% achieved
The Company’s Named Executive Officers participate in the 2008 Annual Management Incentive Plan as follows:

Name of Executive		Participation
Officer	Title	Level
Peter G. Humphrey	President and CEO	Tier 1
George D. Hagi	EVP and Chief Risk Officer	Tier 2
Ronald A. Miller	EVP and Chief Financial Officer	Tier 2
James T. Rudgers	EVP and Chief of Community Banking	Tier 2
Kevin B. Klotzbach	SVP and Treasurer	Tier 3
Item 9.01 Financial Statement and Exhibits
(d) Exhibits:
     10.1 Form of Restricted Stock Award Agreement Pursuant to the Financial Institutions, Inc.1999 Management Stock Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.
January 23, 2008	By:	Ronald A. Miller
		Name:	Ronald A. Miller
		Title:	Executive Vice President and Chief Financial Officer